UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2021

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2021, 3D Systems Corporation, a Delaware corporation (the “Company”), and certain of its wholly-owned subsidiaries (with the Company, the “Purchaser”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Volumetric Biotechnologies, Inc., a Delaware corporation (“Volumetric”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Volumetric (collectively, the “Sellers”), pursuant to which the Purchaser agreed to acquire Volumetric (the “Transaction”) for a purchase price of $45 million at closing, subject to customary closing adjustments, with up to an additional $355 million linked to the attainment of seven milestone achievements through December 31, 2035. Purchase price payments, including payments upon the attainment of milestone achievements, will be paid approximately half in cash and the remaining half in shares of the Company’s Common Stock.

The Merger Agreement contains customary representations, warranties, covenants, agreements and indemnification obligations of Volumetric and the Purchaser.

Completion of the Transaction (the “Closing”) is expected to occur during the fourth quarter of 2021. The Closing is contingent upon the satisfaction of customary closing conditions set forth in the Merger Agreement, including the accuracy of each party’s representations and warranties (subject to certain exceptions) and the performance in all material respects by each of the parties of its covenants and agreements. The Closing is not subject to a financing condition. The Merger Agreement also includes customary termination provisions, including if the Closing of the Transaction has not occurred on or before April 27, 2022.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated in this Item 1.01 by reference.

The above description of the Merger Agreement has been included to provide information regarding the terms of the Merger Agreement. It is not intended to provide any other information about the Company, Volumetric, or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties of each party thereto that were made solely for the benefit of the other party. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, such representations and warranties may apply a contractual standard of materiality that is different from that generally applicable to stockholders. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Merger Agreement and should not be relied upon as a disclosure of factual information relating to the parties thereto or the Company.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the issuance of the shares of the Company’s Common Stock as part of the consideration at Closing and thereafter upon the attainment of specified milestone achievements with respect to the Transaction is incorporated into this Item 3.02 by reference.

Pursuant to the Merger Agreement, shares of the Company’s Common Stock will be issued to the Sellers as a portion of the consideration at Closing and thereafter upon the attainment of specified milestone achievements with respect to the Transaction in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The issuance and sale of the shares of the Company’s Common Stock to such Sellers will be exempt from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act and such other applicable rules and regulations. The issuance of the shares of the Company's Common Stock will be exempt from registration because such issuance will not involve a public offering and each Seller will enter into a securityholder acknowledgement and lock-up agreement with customary private offering representations, warranties and covenants. The shares of the Company's Common Stock that will be issued to the Sellers in connection with the Transaction will be “restricted securities” within the meaning of Rule 144 under the Securities Act and will be subject to certain requirements restricting their resale, including certain holding period requirements.

Item 7.01. Regulation FD Disclosure.

On October 27, 2021, the Company issued a press release announcing the Transaction. Included in the press release is an announcement that the Company plans to hold a conference call and webcast at 10:00 a.m., Eastern Time, on Thursday, October 28, 2021, to discuss the Transaction. A copy of the press release, which contains additional information regarding how to access the conference call and webcast, is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

On October 27, 2021, the Company also issued a press release announcing the expansion of its bioprinting program with United Therapeutics Corporation. A copy of the press release is furnished herewith as Exhibit 99.3 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 (and in the related press releases and slides) shall not be deemed “filed” with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements, including the ability of Purchaser, Volumetric and the Sellers to consummate the Transaction as expected or the future achievement of the specified milestones. In many cases, forward-looking statements can be identified by terms such as “believes," “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. The Company undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events, or circumstances or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.
Exhibit

2.1	Agreement and Plan of Merger, dated October 27, 2021, by and among 3D Systems Corporation, Volumetric Biotechnologies, Inc., Texans Merger Sub I, Inc., Texans Merger Sub II, Inc., and Fortis Advisors LLC, solely in its capacity as the Stockholders' Representative
99.1	Press release issued on October 27, 2021 regarding the Transaction.
99.2	Investor slides to be presented by 3D Systems Corporation on October 28, 2021.
99.3	Press release issued on October 27, 2021 regarding expansion of bioprinting program with United Therapeutics Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: October 28, 2021	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary